Contact:	FOR IMMEDIATE RELEASE
Stephen C. Anderson
Senior Vice President, Investor Relations
sanderson@astecindustries.com
+1 (423) 899-5898
www.astecindustries.com

Astec Names Chad Hartley Group President – Infrastructure Solutions

CHATTANOOGA, Tenn. (April 20, 2026) – Astec Industries, Inc. (NASDAQ: ASTE) announced today that Chad Hartley will join Astec as Group President – Infrastructure Solutions and member of the Executive Leadership Team on May 11, 2026.

Mr. Hartley most recently served as President, Conveyance Solutions at Regal Rexnord, a NYSE listed global manufacturing company. Prior to that, he served as Senior Vice President of Global Sales & Marketing, leading commercial strategy. Mr. Hartley held progressively broader leadership roles during his time at Regal Rexnord and Emerson Electric across operations, supply chain, sales and marketing and general management, including an expatriate assignment in Shanghai, China as Vice President & General Manager. Mr. Hartley noted, “I am excited to join the Astec Industries team and lead the Infrastructure Solutions group. Astec has a strong legacy of innovation and customer focus, and I look forward to building on that foundation, driving operational, product and commercial excellence, and delivering long-term value for our customers and stakeholders.”

“I am excited to welcome Chad to Astec and to our leadership team,” said Jaco van der Merwe, President and Chief Executive Officer. "Chad is a highly accomplished manufacturing professional with a strong track record of driving positive results, in large, diverse, multinational operations within the manufacturing sector.”

About ASTEC

Astec is a manufacturer of specialized equipment for asphalt road building, aggregate processing and concrete production. Astec's manufacturing operations are divided into two primary business segments: Infrastructure Solutions that includes road building, asphalt and concrete plants, thermal and storage solutions; and Materials Solutions that includes our aggregate processing equipment.

Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995

This News Release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, income, earnings, cash flows, changes in operations, operating improvements, businesses in which we operate, the United States and global economies and guidance for fiscal 2026. Statements in this News Release that are not historical are hereby identified as "forward-looking statements" and may be indicated by words or phrases such as "anticipates," "supports," "plans," "projects," "expects," "believes," "should," "would," "could," "forecast," "management is of the opinion," use of the future tense and similar words or phrases. These forward-looking statements are based largely on management's expectations, which are subject to a number of known and unknown risks, uncertainties and other factors discussed and described in our most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A. Risk Factors thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission, including those risks described in Part II, Item 1A in our most recent Quarterly Report on Form 10-Q, which may cause actual results, financial or otherwise, to be materially different from those anticipated, expressed or implied by the forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law.

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